UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Windstream Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Stockholder:

Windstream Holdings, Inc. had previously mailed to you our 2018 proxy materials for the Annual Meeting of Stockholders to be held on Monday, May 21, 2018. We value your input as a shareholder and encourage you to review our proxy materials and cast your vote.

For the reasons we provide in our 2018 Proxy Statement, the Board of Directors recommend that you vote:

1.	FOR – the election directors listed in the Proxy Statement to serve until the 2019 annual meeting;
2.	FOR – the advisory vote to approve Windstream’s executive compensation;
3.	FOR – the amendment to the Certificate of Incorporation of Windstream to: (i) effect a reclassification (or reverse stock split) of Windstream common stock, and (ii) reduce the total number of shares of common and preferred stock that Windstream may issue from 375,000,000 and 33,333,333, respectively, to 75,000,000 and 6,666,667, respectively;
4.	FOR – the amendment to the Windstream 2006 Equity Incentive Plan;
5.	FOR – the amendment to extend the term of Windstream’s Rights Plan designed to protect the substantial tax benefits of Windstream’s net operating loss (NOL) carryforwards;
6.	FOR – the amendments to the Certificate of Incorporation and Bylaws of Windstream to enable stockholders to call special meetings of stockholders;
7.	FOR – the amendments to the Certificate of Incorporation and Bylaws of Windstream to eliminate super-majority voting provisions;
8.	FOR – the ratification of the appointment of PricewaterhouseCoopers LLP as Windstream’s independent registered public accountant for 2018;
9.	AGAINST – the one stockholder proposal, if properly presented at the Annual Meeting

Your vote is important, no matter how many or how few shares you may own. To ensure your shares are represented at the Annual Meeting, PLEASE VOTE TODAY by telephone or via the Internet.

Thank you,

Tony Thomas
President & Chief Executive Officer

TIME IS SHORT AND YOUR VOTE IS IMPORTANT!
You can vote your shares TODAY by telephone, or via the Internet.
Please follow the instructions on the enclosed proxy card.
If you have any questions or need assistance voting your shares, please call our proxy solicitor:
OKAPI PARTNERS LLC Call Toll-Free: (855) 208-8903

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 21, 2018.

WINDSTREAM HOLDINGS, INC.

WINDSTREAM HOLDINGS, INC.
4001 NORTH RODNEY PARHAM ROAD
LITTLE ROCK, AR 72212

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 22, 2018
Date: May 21, 2018	Time: 10:00 AM CDT
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WIN18

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/WIN18 and be sure to have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
I. 2017 Annual Report, Proxy Statement and Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Use the Internet to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/WIN18. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date . Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends you vote FOR each of the nominees listed in the following proposal:

1.	Election of Directors		For	Against	Abstain
Nominees:

	1a.	Samuel E. Beall, III	☐	☐	☐

	1b.	Jeannie Diefenderfer	☐	☐	☐

	1c.	Jeffrey T. Hinson	☐	☐	☐

	1d.	William G. LaPerch	☐	☐	☐

	1e.	Dr. Julie A. Shimer	☐	☐	☐

	1f.	Michael G. Stoltz	☐	☐	☐

	1g.	Tony Thomas	☐	☐	☐

	1h.	Walter L. Turek	☐	☐	☐

	1i.	Alan L. Wells	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve an advisory (non-binding) resolution on executive compensation.	☐	☐	☐

3.	To approve an amendment to the Certificate of Incorporation of Windstream Holdings, Inc. to: (i) effect a reclassification (or reverse stock split) of our common stock, whereby each outstanding five (5) shares of common stock would be combined into and become one (1) share of common stock and (ii) reduce the total number of shares of common and preferred stock that Windstream may issue from 375,000,000 and 33,333,333, respectively, to 75,000,000 and 6,666,667, respectively.	☐	☐	☐

		For	Against	Abstain

4.	To approve an amendment to the Windstream 2006 Equity Incentive Plan to increase the authorized shares by 9,600,000 shares (or 1,920,000 post-reverse stock split shares if Proposal No. 3 is approved).	☐	☐	☐

5.	To approve an amendment to extend the term of Windstream’s Rights Plan designed to protect the substantial tax benefits of Windstream’s net operating loss carryforwards.	☐	☐	☐

6.	To approve amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc., to enable stockholders to call special meetings of stockholders under certain circumstances.	☐	☐	☐

7.	To approve amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc., to eliminate super-majority voting provisions.	☐	☐	☐

8.	To ratify the appointment of PricewaterhouseCoopers LLP as Windstream’s independent registered public accountant for 2018.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:

9.	To allow stockholders to act by written consent without a meeting in certain circumstances, if properly presented at the Annual Meeting by the stockholder submitting the proposal.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be limited time available for voting, so please plan accordingly.

Proxy — Windstream Holdings, Inc.

Notice of 2018 Annual Meeting of Stockholders
Monday, May 21, 2018
10:00 a.m. Central Daylight Time

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on May 21, 2018.

The undersigned hereby appoints Tony Thomas, Robert E. Gunderman and Kristi Moody, or either of them, with full power of substitution, as proxies and attorneys-in-fact with the power of substitution to represent the undersigned and to vote all of the undersigned's shares of voting stock at the Annual Meeting of Stockholders on May 21, 2018, and at any postponements or adjournments thereof, in accordance with and as more fully described in the Notice of 2018 Annual Meeting of Stockholders and the Proxy Statement, receipt of which is acknowledged. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4, 5, 6, 7, and 8 and "AGAINST" Proposal 9.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)